CHRYSLER FINANCIAL                             DISTRIBUTION DATE:    08-SEP-00
DAIMLERCHRYSLER AUTO TRUST 2000-C                                    PAGE 1 OF 2
MONTHLY SERVICER'S CERTIFICATE (GU)
--------------------------------------------------------------------------------




      Payment Determination Statement Number                                            4
      Distribution Date                                                         08-Sep-00

      DATES COVERED                                                   FROM AND INCLUDING               TO AND INCLUDING
      -------------                                                   ------------------               ----------------
           Collections Period                                                   01-Aug-00                       31-Aug-00
           Accrual Period                                                       08-Aug-00                       07-Sep-00
           30/360 Days                                                                 30
           Actual/360 Days                                                             31


                                                                           NUMBER OF
      COLLATERAL POOL BALANCE DATA                                         ACCOUNTS                     $ AMOUNT
      -----------------------------
      Pool Balance - Beginning of Period                                    125,901                     1,902,065,196.00
      Collections of Installment Principal                                                                 34,075,244.62
      Collections Attributable to Full Payoffs                                                             18,694,992.97
      Principal Amount of Repurchases                                                                               0.00
      Principal Amount of Gross Losses                                                                      1,832,923.52
                                                                                                      ------------------

      Pool Balance - End of Period                                          123,897                     1,847,462,034.89
                                                                                                      ==================



      POOL STATISTICS                                                                                    END OF PERIOD
      ---------------                                                                                 ------------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                          2,076,955,384.40
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                              88.95%

      Ending O/C Amount                                                                                   104,954,879.27
      Coverage Ratio (Ending Pool
           Balance as a Percent of Ending Securities)                                                             106.02%

      Cumulative Net Losses                                                                                 1,064,381.98
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                       0.21620%
      Cumulative Recovery Ratio                                                                                    65.54%
      60+ Days Delinquency Amount                                                                           6,087,943.79
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                    0.22390%

      Weighted Average APR                                                                                         8.978%
      Weighted Average Remaining Term (months)                                                                     52.39
      Weighted Average Seasoning (months)                                                                           7.99

CHRYSLER FINANCIAL                           DISTRIBUTION DATE:        08-SEP-00
DAIMLERCHRYSLER AUTO TRUST 2000-C                                    PAGE 2 OF 2
MONTHLY SERVICER'S CERTIFICATE (GU)
--------------------------------------------------------------------------------




      CASH SOURCES
      ------------
           Collections of Installment Principal               34,075,244.62
           Collections Attributable to Full Payoffs           18,694,992.97
           Principal Amount of Repurchases                             0.00       O/C RELEASE
                                                                                  -----------
           Recoveries on Loss Accounts                         1,201,245.61       Original O/C Amount                 94,181,384.40
           Collections of Interest                            13,516,533.15
           Investment Earnings                                    28,304.44       Cumulative O/C Release (beginning)           0.00
           Reserve Account                                     4,956,935.00       O/C Release     (Prospectus pg S16)          0.00
                                                            ---------------                                           -------------
           TOTAL SOURCES                                      72,473,255.79       Cumulative O/C Release (ending)              0.00
                                                            ===============                                           =============


      CASH USES
      ---------
           Servicer Fee                                        1,585,054.33
           Note Interest                                      10,622,184.82
           Reserve Fund                                        4,956,935.00
           O/C Release to Seller                                       0.00
           Note Principal                                     55,309,081.64
                                                            ---------------
           TOTAL CASH USES                                    72,473,255.79
                                                            ===============


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                    72,473,255.79
      Investment Earnings in Trust Account                       (28,304.44)
      Cash Reserve in Trust Account                           (4,956,935.00)
      Servicer Fee (withheld)                                 (1,585,054.33)
      O/C Release to Seller                                            0.00
                                                            ---------------
           PAYMENT DUE TO TRUST ACCOUNT                       65,902,962.02
                                                            ===============


                                                       Beginning               Ending              Principal          Principal per
                                                        Balance                Balance             Payment            $1000 Face
                                                ----------------------    ----------------------------------------------------------
      NOTES & CERTIFICATES
      Class A-1  408,420,000.00  @   6.72%             223,462,237.26          168,153,155.62      55,309,081.64      135.4220695
      Class A-2  620,000,000.00  @   7.30%             620,000,000.00          620,000,000.00               0.00        0.0000000
      Class A-3  455,000,000.00  @   7.53%             455,000,000.00          455,000,000.00               0.00        0.0000000
      Class A-4  425,000,000.00  @   7.63%             425,000,000.00          425,000,000.00               0.00        0.0000000
      Certificates                                      74,354,000.00           74,354,000.00               0.00        0.0000000
                                                   ------------------     --------------------------------------
          Total Securities                           1,797,816,237.26        1,742,507,155.62      55,309,081.64
                                                   ==================     ======================================




                                                        Interest          Interest per
                                                        Payment           $1000 Face          Original
                                                   --------------------------------------
      NOTES & CERTIFICATES
      Class A-1  408,420,000.00  @   6.72%                1,293,101.48      3.1661071         408,420,000.00
      Class A-2  620,000,000.00  @   7.30%                3,771,666.67      6.0833333         620,000,000.00
      Class A-3  455,000,000.00  @   7.53%                2,855,125.00      6.2750000         455,000,000.00
      Class A-4  425,000,000.00  @   7.63%                2,702,291.67      6.3583333         425,000,000.00
      Certificates                                                0.00                         74,354,000.00
                                                    ------------------                   -------------------
          Total Securities                               10,622,184.82                      1,982,774,000.00
                                                    ==================                   ===================

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period
   29
--------